UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 26, 2005

GENIUS PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Lomas Santa Fe, Suite 210

Solana Beach, California 92075

(Address of Principal Executive Offices) (Zip Code)

(858) 793-8840

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Charles Rivkin and Robert Graziano, both members of the Board of Directors of Genius Products, Inc. (the “Company”), notified the Company that, effective the close of business on September 26, 2005, they were resigning from the Board of Directors to devote their attention to full time positions they have recently accepted. Mr. Rivkin has accepted a position as Chief Executive Officer for Wild Brain, Inc. Mr. Graziano joined Northern Trust as Managing Director, Western Region. There was no disagreement with the Company on any matter relating to the Company’s operations, policies or practices that led to their resignation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: September 30, 2005	By:	/s/ TREVOR DRINKWATER
Trevor Drinkwater
President and Chief Executive Officer

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